UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 6, 2025

UPBOUND GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices and zip code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	UPBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 6, 2025, Upbound Group, Inc. (NASDAQ: UPBD) (“Upbound” or the “Company”) issued a press release announcing that (i) the U.S. Consumer Financial Protection Bureau (the “CFPB”) voluntarily dismissed with prejudice its lawsuit against Acima Leasing (“Acima”) and (ii) Acima agreed to dismiss the lawsuit it filed against the CFPB challenging the CFPB’s authority to pursue claims against Acima.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01 Other Events

On March 6, 2025, Acima, a business of Upbound, announced that the CFPB has voluntarily dismissed with prejudice its lawsuit against Acima, which, as the Company previously disclosed, the CFPB filed in the United States District Court for the District of Utah in 2024 regarding certain alleged business practices. The CFPB’s dismissal follows its multi-year investigation which began prior to Upbound’s acquisition of Acima in 2021. Acima will not pay any money, be required to change any business practices, or be subject to any injunctive or other relief, and the dismissal with prejudice ends the CFPB’s challenge to the alleged business practices that were the subject of its investigation and lawsuit. In connection with the CFPB’s determination to drop its claims against Acima, Acima has agreed to dismiss the lawsuit it filed against the CFPB in the United States District Court for the Eastern District of Texas, which challenged the CFPB’s authority to pursue those claims against Acima.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed or furnished herewith.

Exhibit No.	Description
99.1	Press Release Regarding CFPB’s Dismissal of Its Lawsuit Against Acima
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date: March 6, 2025	By:	/s/ Bryan Pechersky
Bryan Pechersky
EVP, General Counsel and Corporate Secretary